UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  June 13, 2025
Commission file number 0-21513
DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5301 Hollister			(713)	996-4700
Houston,	Texas	77040
(Address of principal executive offices)			(Registrant’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $0.01	DXPE	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On June 13, 2025, DXP Enterprises, Inc. (the “Company”) held its 2025 Annual Shareholders Meeting (the “Annual Meeting”). There were 15,694,140 shares of common stock entitled to be voted at the Annual Meeting, of which 14,215,356 or 90.6 percent, were voted in person or by proxy. Additionally, there were 16,122 shares of Series A and B preferred stock entitled to 1,612 votes at the Annual Meeting. The results for each item submitted for a vote of shareholders are as follows. The shareholders:
(1)Voted to elect each of the six (6) nominees for director.
(2)Approved, on an advisory basis, the compensation of the Company’s named executive officers.
(3) Approved ratification of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for fiscal 2025.

The Company’s inspector of election certified the following vote tabulations:

PROPOSAL 1: ELECTION OF DIRECTORS

	Vote Results	For	% For	Withheld	Broker Non-Votes
David R. Little	Re-elected	12,985,001	98.3%	225,992	1,005,975
Kent Yee	Re-elected	11,988,064	90.7%	1,222,929	1,005,975
Joseph R. Mannes	Re-elected	12,792,744	96.8%	418,249	1,005,975
Timothy P. Halter	Re-elected	10,970,766	83.0%	2,240,227	1,005,975
David Patton	Re-elected	12,734,722	96.4%	476,271	1,005,975
Karen Hoffman	Re-elected	12,009,067	90.9%	1,201,926	1,005,975

PROPOSAL 2: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

With respect to the number of shares of Common Stock that were voted for, voted against, and were withheld from voting for proposal #2 to approve, as a non-binding advisory vote, executive compensation are set forth below:

For	12,782,235
% For	96.8%
Against	398,025
Abstain	30,733
Broker Non-Votes*	1,005,975
Vote Results	Approved
* Broker non-votes have no effect on this proposal.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

With respect to the ratification of PricewaterhouseCoopers, LLP as independent registered public accountant that were voted for, voted against, and were withheld from voting for proposal #3 are set forth below:

For	14,164,233
% For	98.1%
Against	47,640
Abstain	5,095
Vote Results	Approved
* Broker non-votes have no effect on this proposal.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        DXP ENTERPRISES, INC.

June 18, 2025	By: /s/ Kent Yee
Kent Yee
Senior Vice President/Finance and Chief Financial Officer